UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934

                        Date of Report: December 31, 2007
                        (Date of earliest event reported)

                               PLANGRAPHICS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                   0-14273                 84-0868815
        --------                   -------                 ----------
       (State of                 (Commission             (IRS Employer
     incorporation)              File Number)          Identification No.)


                    112 East Main Street, Frankfort, KY 40601
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (720) 851-0716

        -----------------------------------------------------------------
             (Former Name and address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
OFFICERS.


On December 31, 2007, PlanGraphics, Inc. ("the Company") executed amendments to the employment agreements of John C. Antenucci, the Company's chief executive officer, and Frederick G. Beisser, the Company's chief financial officer, to extend the term of their existing employment agreements with the Company through December 31, 2008.

For Mr. Antenucci, the amendment provides for him to place a total of fifteen percent of annual salary into an at-risk deferred salary account on a pro-rated basis each pay period. All other terms of his employment agreement remain the same.

For Mr. Beisser, all previous incentive bonuses and salary deferral have been deleted from the employment agreement and replaced with text relating to the officer's ability to earn additional amounts based on the consolidated earnings of PlanGraphics Inc. of Colorado, the parent Company.

The foregoing descriptions of the amendments to the employment agreements do not purport to be complete and is qualified in its entirety by reference to the amendments, copies of which are attached hereto and incorporated herein by reference.


Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
   No.       Description

10.1 Fifth Amendment to Employment Agreement for John Antenucci entered into as of December 26, 2007.

10.2 Second Amendment to Employment Agreement for Frederick Beisser entered into as of December 26, 2007


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               PLANGRAPHICS, INC.
                                  (Registrant)


January 3, 2008                /S/  Fred Beisser
                               ------------------
                                   (Signature)
                               Frederick G. Beisser
                               Senior Vice President - Finance
                               Secretary, Treasurer and Principal Accounting
                               Officer

                                  EXHIBIT INDEX

Exhibit No.             Description

10.1 Fifth Amendment to Employment Agreement for John Antenucci entered into as of December 26, 2007.


10.2 Second Amendment to Employment Agreement for Frederick Beisser entered into as of December 26, 2007